
Hilton Garden Inn
Hilton Garden Inn




COURTYARD
Marriott

APPLE HOSPITALITY REIT

Investor Presentation

March 2016 • NYSE:APLE


SPRINGHILL SUITES
Marriott




Hampton Inn & Suites

FORWARD LOOKING STATEMENTS

Certain statements made in this presentation are forward looking statements. These forward looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward looking statements that we make. Forward looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would" and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward looking statement. Further, forward looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward looking statement to reflect changed assumptions or the occurrence of unanticipated events on changes to future operating results, unless requested to do so by law. Factors that might cause such differences include, but are not limited to: changes in market multiples or in actual or estimated financial results; the price at which our common shares trade on the NYSE; the impact of current and future regulation; the effects of competition; our ability to attract, develop and retain executives and other qualified employees; changes in general economic or market conditions; and other factors, many of which are beyond our control. This presentation is a summary provided for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of Apple Hospitality REIT, Inc. (the "Company," "Apple Hospitality," "Apple" or "APLE").

Cover photos: Hilton Garden Inn, Nashville, TN; Courtyard and Residence Inn, Syracuse, NY; Courtyard, Kirkland, WA; SpringHill Suites, Burbank, CA; Homewood Suites, New Orleans, LA; Hampton Inn & Suites, Fort Worth, TX

COMPANY PROFILE



Embassy Suites, Tampa, FL

32 States

83 MSAs

179 Hotels

22,961 Guestrooms

4 yrs. Average Effective Age

3.1x Net Debt/Adjusted EBITDA

$3.5 Billion Equity Market Cap

Note: Statistics as of December 31, 2015. Net Debt/Adjusted EBITDA calculation based on outstanding debt less cash on hand as of December 31, 2015 and 2015 Adjusted EBITDA.
Equity market cap based on December 31, 2015 closing price.

APPLE HOSPITALITY REIT

HIGH QUALITY PORTFOLIO



SPRINGHILL SUITES
Burbank, CA
170 Keys



RESIDENCE INN
Seattle, WA
234 Keys



HOMEWOOD SUITES
Memphis, TN
140 Keys



SPRINGHILL SUITES
Boise, ID
230 Keys



FAIRFIELD INN & SUITES
Orlando, FL
200 Keys

APPLE HOSPITALITY REIT

MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES

- Average executive tenure with the Apple REIT Companies is more than 14 years
- Established and operated 8 public hospitality REITs
- Raised and invested approximately $7 billion in hotel assets
- Purchased over 400 hotels
- Managed $600 million in CapEx and renovation spending
- Sold 4 REITs in 3 transactions totaling $2.7 billion
- Representation on 7 Marriott® & Hilton® brand advisory boards, numerous brand advisory committees and leadership role in AH&LA

APPLE HOSPITALITY REIT

PROVEN INVESTMENT STRATEGY



Concentrate on Upscale, rooms focused product



Pursue broad geographic diversification

HILTON WORLDWIDE | MARRIOTT

Partner with the best brands in that category



Hire brand leading operators and enhance performance through benchmarking and asset management



Strategically reinvest in assets to establish and maintain competitive advantage

3.1x[1]

Maintain a strong, flexible balance sheet

[1] Net Debt/Adjusted EBITDA calculation based on outstanding debt less cash on hand as of December 31, 2015 and 2015 Adjusted EBITDA.

WHY ROOMS FOCUSED PRODUCT?

Strong Consumer Demand & Broad Appeal + Simple, Efficient Operating Model = High Margins with Lower Volatility

With more than 16,000 Upscale hotel rooms,
Apple Hospitality is one of the largest owners of Upscale hotel rooms in the industry.

EFFICIENT HOTEL OPERATIONS

YTD 12/31/15 Hotel EBITDA Margin and RevPAR Comparison


Upscale
Upper Upscale
Apple Hospitality
43%
38%
38%
36%
36%
34%
33%
31%
31%
30%
27%
$131
$101
$166
$104
$130
$194
$205
$162
$171
$144
$170
CLDT
APLE [1]
HT
INN
RLJ
LHO
PEB
SHO
DRH
FCH
HST
RevPAR

Higher operating margins provide a more stable cash flow stream

Source: Public company filings as of December 31, 2015.
[1] Refer to appendix for reconciliation to net income.

GEOGRAPHIC DIVERSITY


4%
3%
8%
3%
3%
3%
7%
6%
3%
4%
Apple Hospitality REIT owns a property in this market
Apple Hospitality REIT owns more than one property in this market

Adjusted Hotel EBITDA contribution by market type


Urban
24%
Suburban
57%
Airport
6%
Interstate
3%
Resort
5%
Small Metro
5%

Disciplined strategy of investing in urban, high end suburban, and developing markets where diverse demand generators and proximity to guest amenities drive strong, consistent performance.

Note: Highlighted MSAs represent ten largest MSAs in Apple Hospitality's portfolio based on Adjusted Hotel EBITDA contribution for the 12 months ended December 31, 2015.

APPLE HOSPITALITY REIT

CONCENTRATED BRAND OWNERSHIP

Ranked among top five largest owners for both Hilton® and Marriott®

HILTON WORLDWIDE

46%(1)

MARRIOTT

54%(1)



HOME2
HOMEWOOD SUITES
COURTYARD Marriott
FAIRFIELD INN & SUITES Marriott (2)
MARRIOTT
RENAISSANCE HOTELS
Residence Inn Marriott
TownePlace SUITES Marriott
SPRINGHILL SUITES Marriott
EMBASSY SUITES
Hampton (3)
Hilton HOTELS & RESORTS
Hilton Garden Inn
Upscale
Upper Midscale
Upper Upscale

(1) Statistics are based on the number of guestrooms owned by Apple Hospitality as of December 31, 2015.
(2) Includes the number of Fairfield Inn® and Fairfield Inn & Suites® guestrooms owned by the Company.
(3) Includes the number of Hampton Inn® and Hampton Inn & Suites® guestrooms owned by the Company.

WHY MARRIOTT & HILTON?

RevPAR Premiums
select service brands outperform comparable hotels across North America

Global Distribution
more than 8,500 hotels worldwide with locations in more than 80 countries and territories creates strong consumer awareness

Effective Brand Segmentation
wide array of hospitality choices with variety of brands that appeal to broad range of travelers

Strong Loyalty Programs
nearly 100 million members combined account for 50% of North American room nights

Brand Channels Deliver Guests
approximately 60% of all North American bookings come directly from brand channels

Premier System Standards
drive consistent quality, award winning service, innovative design, modern amenities

Institutional Brands
foster strong resale market, financing flexibility and investor confidence

MARRIOTT

HILTON WORLDWIDE

Apple Hospitality's hotels benefit from industry leading brand affiliation

Source: Marriott and Hilton.

BENEFITS OF CONCENTRATED BRAND STRATEGY

Focus	Exclusive ownership of Hilton® & Marriott® branded hotels has yielded expertise and influence with brands
Expertise	One of the largest owners of Hilton® & Marriott® Upscale hotels
Influence	Unparalleled representation on Brand Advisory Boards with management serving on 7 boards

HISTORY OF APPLE REIT BRAND OWNERSHIP

	Total Hotels Owned[1]	Current Hotel Ownership[2]
Embassy Suites by Hilton®	2	2
Hampton Inn by Hilton® and Hampton Inn & Suites by Hilton®	52	36
Hilton®	1	1
Hilton Garden Inn®	58	41
Home2 Suites by Hilton®	5	5
Homewood Suites by Hilton®	61	33
Courtyard by Marriott®	62	39
Fairfield Inn by Marriott® and Fairfield Inn & Suites by Marriott®	20	11
Marriott® Hotels	7	4
Renaissance® Hotels	1	1
Residence Inn by Marriott®	102	32
SpringHill Suites by Marriott®	26	17
TownePlace Suites by Marriott®	21	12
Total	**418**	**234**

(1) Hotels owned by the various Apple REIT Companies since the first hospitality REIT in 1999.
(2) Hotels owned by Apple Hospitality REIT (total of 179) and Apple REIT Ten (total of 55) as of December 31, 2015.

HIGH QUALITY OPERATORS

100%	portfolio operated by 3rd party property managers
93%[1]	of 3rd party property management contracts are independent of brand management
20	award winning operating companies provide a platform for comparative analytics and shared best practices
25%[2]	average of operators' portfolios represented by Apple Hospitality

Scale within our management companies' portfolios provides for substantial influence

(1) Based on hotels owned by Apple Hospitality as of December 31, 2015.
(2) Calculated based on number of hotels owned by Apple Hospitality and Apple REIT Ten, Inc. as of December 31, 2015 and excludes brand management representation percentages.

MANAGEMENT CONTRACT TRANSFORMATION

Original Structure

Base Management Fee
Typically 3% of Revenues

+

Incentive Management Fee
% of Operating Profit if > Owner's Priority

Owner's Priority defined at acquisition as a fixed rate of return based on purchase price.

Specific market dynamics impact ability to achieve and may yield payouts based on market versus management company efforts.

New Structure

Variable Management Fee
2.5% - 3.5% of Revenues

Sliding scale tied to hotel specific balanced scorecard goals/performance compared to other participating hotels.

Balanced Scorecard Metrics

- Gross operating profit vs budget
- STR, Inc. market index targets
- Brand and Trip Advisor guest satisfaction scores
- Flow-through targets
- Forecast accuracy

Better aligns owner and manager to maximize performance in all market environments.

Maintained flexibility with over 70% of our management contracts converted to the new structure and terminable within one year or upon sale.

WELL MAINTAINED PORTFOLIO

Quality Portfolio with Average Effective Age of 4 Years[1]...


9+ Years
1%
7-8 Years
11%
0-6 Years
88%

Years since built or last renovated

...the Result of Consistent Reinvestment...


$115
$137
$170
$219
$273
$331
$386
2010
2011
2012
2013
2014
2015
2016
Forecast
Cumulative CapEx ($ in millions)

...Leads to Traveler Satisfaction Outperformance.



4.27 out of 5.00 weighted average Trip Advisor rating[2]

Consistent reinvestment provides for strong customer satisfaction and more predictable future capital needs

Note: Statistics based on hotels owned as of December 31, 2015 and represent periods of ownership by the Company, Apple REIT Seven, Inc., or Apple REIT Eight, Inc.
[1] Average Effective Age calculated as of December 31, 2015 and represents years since hotels built or last renovated.
[2] Apple Hospitality property Trip Advisor ratings as of December 31, 2015.

PORTFOLIO "FINE TUNING"


$120
$101
2015 RevPAR
11
7
Average Age [3]
APLE Portfolio [1]
Acquisitions [2]
42%
38% [4]
Adjusted Hotel EBITDA Margin
150
128
Average Number of Rooms

Note: Statistics based on hotels owned as of December 31, 2015 and includes data prior to the Company's ownership.
[1] Represents 179 properties owned by the Company as of December 31, 2015.
[2] Represents information on APLE's seven acquisitions during 2015.
[3] Average Age calculated as of December 31, 2015.
[4] Refer to appendix for reconciliation to net income.

APPLE HOSPITALITY REIT

FLEXIBLE BALANCE SHEET

3.1X Net Debt / Adjusted EBITDA

Debt Composition (1)



Term Loan
44 %
Revolver
12%
UNENCUMBERED
PORTFOLIO
139 Hotels
17,755 Keys
Mortgage Debt
46%

DEBT MATURITY SCHEDULE (1) (2) ($ in millions)



Hotels: 14
Keys: 1,790
Rate: 6.0%
Hotels: 8
Keys: 907
Rate: 5.3%
Hotels: 2
Keys: 180
Revolver
Rate: 2.4%(4)
Term loan
Rate: 2.8%(3)
Hotels: 16
Keys: 2,329
Rate: 4.5%
$116
$92
$22
$115
$425
$232
2016
2017
2018
2019
2020
2021
2022
and after

Low debt and staggered maturities facilitate agile balance sheet strategy

[1] Based on outstanding balance as of December 31, 2015, excluding $1.3 mm unamortized fair value adjustment of assumed debt and $5.4 mm of unamortized debt issuance costs.
[2] Excludes yearly amortization.
[3] Interest rate includes effect of interest rate swaps and LIBOR rate at December 31, 2015.
[4] Revolver rate at December 31, 2015 of 1.98%.

POSITIVE INDUSTRY FUNDAMENTALS

US Hotel Forecast
% Change vs. Prior Year

	2016			2017		2018
	STR	CBRE	PwC	STR	CBRE	CBRE
Supply	1.7%	1.8%	1.9%	1.9%	2.3%	2.6%
Demand	2.3%	2.1%	2.1%	2.1%	1.8%	2.2%
RevPAR	5.0%	5.5%	5.5%	4.5%	4.7%	3.8%

Source: Smith Travel Research (STR) 2016; CBRE Hotels Americas Research March - May 2016 Edition; PwC Hospitality Directions US January 2016

2016 GUIDANCE


COURTYARD
RESIDENCE INN
COURTYARD
Marriott

Courtyard and Residence Inn, Richmond, VA

	CURRENT OUTLOOK	
	Low	High
Comparable Hotels RevPAR Growth	3.5%	5.5%
Adjusted EBITDA	$340 million	$360 million

Note: The Company's achievement of the current outlook is subject to risks and uncertainties, including those disclosed in the Company's filings with the Securities and Exchange Commission. The Company's guidance does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions.

COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

($ in thousands except RevPAR)

	Three Months Ended December 31,			Years Ended December 31,		
	2015	2014	% CHANGE	2015	2014	% CHANGE
RevPAR	$91.43	$86.30	5.9%	$100.59	$94.41	6.5%
Revenue	$213,438	$199,429	7.0%	$920,212	$854,620	7.7%
Adjusted Hotel EBITDA	$74,903	$70,088	6.9%	$350,482	$317,992	10.2%
Adjusted Hotel EBITDA Margins	35.1%	35.1%	-	38.1%	37.2%	+90 bps

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of December 31, 2015. For hotels acquired during the period the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Refer to appendix for reconciliation to net income.

CORPORATE GOVERNANCE ALIGNS WITH SHAREHOLDERS

- Audit, Compensation and Corporate Governance Committees are independent.
- Regular executive sessions of independent directors.
- Vote for non-staggered board at 2016 annual meeting.
- Vote for majority vote threshold for charter amendments at 2016 annual meeting.
- Vote for opting out of Virginia Anti-takeover Provisions at 2016 annual meeting.
- Required resignation of an incumbent director not receiving majority of votes cast in election.
- 80% of executive target compensation is incentive based.
- Required share ownership of:
  - 5 times salary for CEO
  - 3 times salary for other executive officers, and
  - 2 times cash compensation for directors.

Board of Directors with Effective Experience

Glade M. Knight – Executive Chairman
Founder, Apple Hospitality REIT; Former Chairman/CEO, Cornerstone Realty NYSE:TCR

Justin G. Knight – Director
President & Chief Executive Officer, Apple Hospitality REIT

Glenn W. Bunting– Director
President GB Corporation

Jon A. Fosheim– Director
Co-founder, Green Street Advisors

Bruce H. Matson– Director
Chief Legal Officer, LeClairRyan

Daryl A. Nickel– Director
Former Executive Vice President Lodging Development, Marriott® International

L. Hugh Redd– Director
Former Chief Financial Officer, General Dynamics

APPLE HOSPITALITY REIT

INVESTMENT SUMMARY

Focused on Performance	Structured to Reduce Risk	Poised for Growth
• Management team with extensive transaction and operations experience • Strong regional and national operators • Analytical approach to drive property level results • Scale to negotiate attractive national contracts	• Exclusively invested in Marriott® and Hilton® branded hotels which benefit from strong reservation systems and loyalty programs • Focused on Upscale category where simple operations yield high margins • Broad geographic diversification reduces portfolio volatility • Well maintained portfolio with average effective age of 4 years • Low debt provides security through cycles	• Continued growth in US economy • Positive supply and demand dynamics in most markets • Occupancy above prior peak and continuing to grow • Rate growth strengthening and driving margin expansion • Balance sheet strength enables management to pursue accretive transactions

Management is focused on generating strong risk adjusted returns over time

APPLE HOSPITALITY REIT

APPENDIX


Residence Inn Marriott
Residence Inn, Phoenix, AZ

COMPANY OVERVIEW

ENTITY	Apple Hospitality REIT, Inc.
EXCHANGE: TICKER	NYSE: APLE
DIVIDEND YIELD at 12/31/2015	6.0% yield, annual rate of $1.20 per share, paid monthly
AVERAGE TRADING VOLUME (1/1/16 - 2/29/16)	725,000 shares per day
EQUITY MARKET CAP (12/31/2015)	$3.5 Billion
DEBT (12/31/2015)	$1.0 Billion
TOTAL CAPITALIZATION (12/31/2015)	$4.5 Billion
REAL ESTATE PORTFOLIO at 12/31/2015	179 hotels, exclusively Marriott® and Hilton® brands
GEOGRAPHIC DIVERSIFICATION	32 states, 83 MSAs
2015 REVENUE	$900 Million
2015 ADJUSTED HOTEL EBITDA MARGIN COMPARABLE HOTELS[1]	38.1%
2015 CAPEX	$59 Million
MANAGEMENT TEAM	14 years average industry experience
EXECUTIVE TARGET COMPENSATION STRUCTURE	80% executive target compensation incentive based

(1) See following pages for reconciliation to net income.

2015 Dispositions

City	State	Brand	Date Sold	Rooms
Huntsville	AL	TownePlace Suites	2/26/2015	86
Troy	AL	Courtyard	2/26/2015	90
Troy	AL	Hampton Inn	2/26/2015	82
Rogers	AR	Fairfield Inn & Suites	2/26/2015	99
Pueblo	CO	Hampton Inn & Suites	2/26/2015	81
Port Wentworth	GA	Hampton Inn	2/26/2015	106
Bowling Green	KY	Hampton Inn	2/26/2015	130
Alexandria	LA	Courtyard	2/26/2015	96
West Monroe	LA	Hilton Garden Inn	2/26/2015	134
Concord	NC	Hampton Inn	2/26/2015	101
Dunn	NC	Hampton Inn	2/26/2015	120
Jacksonville	NC	TownePlace Suites	2/26/2015	86
Matthews	NC	Hampton Inn	2/26/2015	91
Cincinnati	OH	Homewood Suites	2/26/2015	76
Tulsa	OK	Hampton Inn & Suites	2/26/2015	102
Jackson	TN	Courtyard	2/26/2015	94
Brownsville	TX	Courtyard	2/26/2015	90
San Antonio	TX	TownePlace Suites	2/26/2015	123
Tupelo	MS	Hampton Inn	6/1/2015	96
Total				1,883

Note: Dispositions as of December 31, 2015.

APPLE HOSPITALITY REIT

2015 Acquisitions

City	State	Brand	Date Acquired	Rooms
Fort Lauderdale	FL	Hampton Inn	6/23/2015	156
Cypress	CA	Hampton Inn	6/29/2015	110
Burbank	CA	SpringHill Suites	7/13/2015	170
Burbank	CA	Courtyard	8/11/2015	190
San Diego	CA	Courtyard	9/1/2015	245
Syracuse	NY	Courtyard	10/16/2015	102
Syracuse	NY	Residence Inn	10/16/2015	78
Total				1,051

Note: Acquisitions as of December 31, 2015.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	December 31, 2015	December 31, 2014
Assets		
Investment in real estate, net of accumulated depreciation of $423,057 and $296,559, respectively	$ 3,641,767	$ 3,492,821
Assets held for sale	-	195,588
Restricted cash – furniture, fixtures and other escrows	22,651	32,526
Due from third party managers, net	24,743	22,879
Other assets, net	33,614	32,991
Total Assets	$ 3,722,775	$ 3,776,805
Liabilities		
Credit facility	$ 536,244	$ 190,783
Mortgage debt	461,859	515,843
Accounts payable and other liabilities	77,614	55,555
Total Liabilities	1,075,717	762,181
Shareholders' Equity		
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 174,368,340 and 186,910,407 shares, respectively	3,500,584	3,737,328
Accumulated other comprehensive loss	(2,057)	(511)
Distributions greater than net income	(851,469)	(722,193)
Total Shareholders' Equity	2,647,058	3,014,624
Total Liabilities and Shareholders' Equity	$ 3,722,775	$ 3,776,805

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
(in thousands, except per share data)

	Three Months Ended December 31, (Unaudited)		Years Ended December 31,	
	2015	2014	2015	2014
Revenues:				
Room	$ 192,751	$ 183,237	$ 821,733	$ 735,882
Other	20,282	19,086	76,581	68,014
Total revenue	213,033	202,323	898,314	803,896
Expenses:				
Operating	57,134	54,809	227,915	206,829
Hotel administrative	17,278	16,307	69,526	59,917
Sales and marketing	17,507	16,757	71,009	64,555
Utilities	7,446	7,851	32,668	30,816
Repair and maintenance	9,115	8,995	36,886	32,938
Franchise fees	8,934	8,326	38,003	33,463
Management fees	6,993	6,303	31,074	27,377
Property taxes, insurance and other	12,296	10,569	46,023	40,046
Ground lease	2,492	2,491	9,996	8,341
General and administrative	5,131	6,140	19,552	20,914
Transaction and listing costs	(710)	549	7,181	5,142
Series B convertible preferred share expense	-	-	-	117,133
Loss on impairment of depreciable real estate assets	45,000	2,388	45,000	10,988
Depreciation	33,244	31,704	127,449	113,112
Total expenses	221,860	173,189	762,282	771,571
Operating income (loss)	(8,827)	29,134	136,032	32,325
Interest and other expense, net	(8,867)	(6,326)	(33,132)	(23,523)
Gain on sale of real estate	(72)	-	15,286	-
Income (loss) before income taxes	(17,766)	22,808	118,186	8,802
Income tax expense	(26)	(474)	(898)	(1,969)
Net income (loss)	$ (17,792)	$ 22,334	$ 117,288	$ 6,833
Other comprehensive income (loss):				
Unrealized gain (loss) on interest rate derivatives	4,106	(822)	(2,331)	(511)
Cash flow hedge losses reclassified to earnings	-	-	785	-
Comprehensive income (loss)	$ (13,686)	$ 21,512	$ 115,742	$ 6,322
Basic and diluted net income (loss) per common share	$ (0.10)	$ 0.12	$ 0.65	$ 0.04
Weighted average common shares outstanding – basic and diluted	174,366	186,910	180,261	171,489

Note: The Consolidated Statements of Operations and Comprehensive Income (Loss) and corresponding footnotes can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2015 AND 2014

(Unaudited) (in thousands)

	Three Months Ended December 31,		Years Ended December 31,	
	2015	2014	2015	2014
Net income (loss)	$ (17,792)	$ 22,334	$ 117,288	$ 6,833
Depreciation	33,244	31,704	127,449	113,112
Amortization of favorable and unfavorable leases, net	133	308	2,422	1,056
Interest and other expense, net	8,867	6,326	33,132	23,523
Income tax expense	26	474	898	1,969
EBITDA	24,478	61,146	281,189	146,493
Series B convertible preferred share expense	-	-	-	117,133
Transaction and listing costs	(710)	549	7,181	5,142
Gain on sale of real estate	72	-	(15,286)	-
Loss on impairment of depreciable real estate assets	45,000	2,388	45,000	10,988
Non-cash straight-line ground lease expense	819	850	3,347	2,883
Adjusted EBITDA	$ 69,659	$ 64,933	$ 321,431	$ 282,639
General and administrative expense	5,131	6,140	19,552	20,914
Adjusted Hotel EBITDA	$ 74,790	$ 71,073	$ 340,983	$ 303,553

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO FFO AND MFFO FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2015 AND 2014

(Unaudited) (in thousands)

	Three Months Ended December 31,		Years Ended December 31,	
	2015	2014	2015	2014
Net income (loss)	$ (17,792)	$ 22,334	$ 117,288	$ 6,833
Depreciation of real estate owned	33,014	31,474	126,530	112,346
Gain on sale of real estate	72	-	(15,286)	-
Loss on impairment of depreciable real estate assets	45,000	2,388	45,000	10,988
Amortization of favorable and unfavorable leases, net	133	308	2,422	1,056
Funds from operations	60,427	56,504	275,954	131,223
Series B convertible preferred share expense	-	-	-	117,133
Transaction and listing costs	(710)	549	7,181	5,142
Non-cash straight-line ground lease expense	819	850	3,347	2,883
Modified funds from operations	$ 60,536	$ 57,903	$ 286,482	$ 256,381

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended December 31, 2015	Three Months Ended December 31, 2014	% Change	Years Ended December 31, 2015	Years Ended December 31, 2014	% Change
Room revenue	$ 193,148	$ 179,870	7.4%	$ 839,646	$ 778,723	7.8%
Other revenue	20,290	19,559	3.7%	80,566	75,897	6.2%
Total revenue	213,438	199,429	7.0%	920,212	854,620	7.7%
Total operating expenses	138,535	129,341	7.1%	569,730	536,628	6.2%
Adjusted Hotel EBITDA	$ 74,903	$ 70,088	6.9%	$ 350,482	$ 317,992	10.2%
Adjusted Hotel EBITDA Margin %	35.1%	35.1%	-	38.1%	37.2%	2.4%
ADR	$ 127.12	$ 121.59	4.5%	$ 130.33	$ 124.13	5.0%
Occupancy	71.9%	71.0%	1.3%	77.2%	76.1%	1.4%
RevPAR	$ 91.43	$ 86.30	5.9%	$ 100.59	$ 94.41	6.5%

Reconciliation to Actual Results

	Three Months Ended December 31, 2015	Three Months Ended December 31, 2014	Years Ended December 31, 2015	Years Ended December 31, 2014
Total Revenue (Actual)	$ 213,033	$ 202,323	$ 898,314	$ 803,896
Revenue from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers	-	-	-	61,665
Revenue from acquisitions prior to ownership	438	8,930	27,498	40,772
Revenue from dispositions	-	(11,966)	(7,359)	(52,109)
Lease revenue intangible amortization	(33)	142	1,759	396
Comparable Hotels Total Revenue	$ 213,438	$ 199,429	$ 920,212	$ 854,620
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 74,790	$ 71,073	$ 340,983	$ 303,553
AHEBITDA from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers	-	-	-	17,415
AHEBITDA from acquisitions prior to ownership	113	2,987	11,522	15,589
AHEBITDA from dispositions	-	(3,972)	(2,023)	(18,565)
Comparable Hotels AHEBITDA	$ 74,903	$ 70,088	$ 350,482	$ 317,992

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of December 31, 2015. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Reconciliation of Net Income (Loss) to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended							
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15	12/31/15
Room revenue	$ 179,299	$ 209,051	$ 210,503	$ 179,870	$ 194,682	$ 224,168	$ 227,648	$ 193,148
Other revenue	17,694	19,893	18,751	19,559	20,791	20,343	19,142	20,290
Total revenue	196,993	228,944	229,254	199,429	215,473	244,511	246,790	213,438
Total operating expenses	128,053	138,551	140,683	129,341	136,621	146,402	148,172	138,535
Adjusted Hotel EBITDA	$ 68,940	$ 90,393	$ 88,571	$ 70,088	$ 78,852	$ 98,109	$ 98,618	$ 74,903
Adjusted Hotel EBITDA Margin %	35.0%	39.5%	38.6%	35.1%	36.6%	40.1%	40.0%	35.1%
ADR	$ 121.84	$ 125.67	$ 126.89	$ 121.59	$ 127.69	$ 131.97	$ 133.91	$ 127.12
Occupancy	72.4%	81.0%	79.9%	71.0%	74.3%	81.9%	80.6%	71.9%
RevPAR	$ 88.22	$ 101.75	$ 101.36	$ 86.30	$ 94.90	$ 108.09	$ 107.93	$ 91.43
Reconciliation to Actual Results								
Total Revenue (Actual)	$ 137,121	$ 232,568	$ 231,884	$ 202,323	$ 210,352	$ 234,374	$ 240,555	$ 213,033
Revenue from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers	61,665	-	-	-	-	-	-	-
Revenue from acquisitions prior to ownership	10,508	10,467	10,867	8,930	10,390	10,402	6,268	438
Revenue from dispositions	(12,243)	(14,261)	(13,639)	(11,966)	(7,127)	(232)	-	-
Lease revenue intangible amortization	(58)	170	142	142	1,858	(33)	(33)	(33)
Comparable Hotels Total Revenue	$ 196,993	$ 228,944	$ 229,254	$ 199,429	$ 215,473	$ 244,511	$ 246,790	$ 213,438
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 51,172	$ 92,056	$ 89,252	$ 71,073	$ 76,650	$ 93,805	$ 95,738	$ 74,790
AHEBITDA from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers	17,415	-	-	-	-	-	-	-
AHEBITDA from acquisitions prior to ownership	4,305	3,988	4,309	2,987	4,259	4,270	2,880	113
AHEBITDA from dispositions	(3,952)	(5,651)	(4,990)	(3,972)	(2,057)	34	-	-
Comparable Hotels AHEBITDA	$ 68,940	$ 90,393	$ 88,571	$ 70,088	$ 78,852	$ 98,109	$ 98,618	$ 74,903

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of December 31, 2015. For hotels acquired during the period the Company has included results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Reconciliation of Net Income (Loss) to Non-GAAP financial measures is included in prior pages.

COMPARABLE HOTELS OPERATING METRICS BY REGION THREE MONTHS ENDED DECEMBER 31
(Unaudited)

Region/State	# of Hotels	Occupancy Q4 2015	Occupancy Q4 2014	Occupancy % Change	Average Daily Rate Q4 2015	Average Daily Rate Q4 2014	Average Daily Rate % Change	RevPAR Q4 2015	RevPAR Q4 2014	RevPAR % Change	% of Adjusted Hotel EBITDA Q4 2015
East North Central											
Illinois	4	65.8%	68.2%	(3.5)%	$131.83	$123.26	6.9%	$86.71	$84.02	3.2%	2.6%
Indiana	2	71.7%	67.3%	6.6%	$119.83	$107.57	11.4%	$85.98	$72.41	18.7%	1.1%
Michigan	1	71.0%	70.0%	1.4%	$130.47	$119.45	9.2%	$92.63	$83.63	10.8%	0.7%
Ohio	1	59.4%	62.6%	(5.2)%	$117.37	$120.21	(2.4)%	$69.67	$75.28	(7.5)%	0.5%
East North Central Total	8	66.9%	67.5%	(0.9)%	$127.33	$119.11	6.9%	$85.19	$80.44	5.9%	4.9%
East South Central											
Alabama	10	66.6%	66.5%	0.2%	$109.70	$107.84	1.7%	$73.11	$71.69	2.0%	3.1%
Mississippi	2	70.1%	68.2%	2.8%	$108.11	$110.24	(1.9)%	$75.81	$75.17	0.9%	0.7%
Tennessee	6	78.5%	74.9%	4.8%	$142.72	$141.29	1.0%	$112.01	$105.79	5.9%	4.4%
East South Central Total	18	71.5%	69.9%	2.4%	$123.55	$121.90	1.4%	$88.38	$85.18	3.8%	8.2%
Middle Atlantic											
New Jersey	5	75.2%	72.9%	3.2%	$136.11	$130.70	4.1%	$102.37	$95.28	7.4%	3.0%
New York	4	80.0%	77.7%	3.0%	$217.17	$215.06	1.0%	$173.83	$167.09	4.0%	2.5%
Pennsylvania	3	65.8%	63.0%	4.5%	$141.84	$139.43	1.7%	$93.32	$87.79	6.3%	1.9%
Middle Atlantic Total	12	74.6%	72.1%	3.4%	$167.82	$164.37	2.1%	$125.12	$118.51	5.6%	7.4%
Mountain											
Arizona	7	66.9%	64.7%	3.4%	$97.21	$93.39	4.1%	$65.00	$60.41	7.6%	2.6%
Colorado	2	77.9%	76.6%	1.7%	$121.37	$120.08	1.1%	$94.58	$92.01	2.8%	1.3%
Idaho	2	71.5%	63.3%	12.9%	$117.97	$105.68	11.6%	$84.37	$66.93	26.0%	1.8%
Utah	2	60.3%	62.6%	(3.6)%	$98.85	$94.99	4.1%	$59.62	$59.42	0.3%	0.5%
Mountain Total	13	68.5%	65.7%	4.3%	$105.96	$100.41	5.5%	$72.55	$65.94	10.0%	6.2%
New England											
Massachusetts	4	71.4%	72.0%	(0.8)%	$125.52	$115.43	8.7%	$89.63	$83.09	7.9%	1.8%
New England Total	4	71.4%	72.0%	(0.8)%	$125.52	$115.43	8.7%	$89.63	$83.09	7.9%	1.8%

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of December 31, 2015. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on STR, Inc. census region designation.

COMPARABLE HOTELS OPERATING METRICS BY REGION THREE MONTHS ENDED DECEMBER 31
(Unaudited) (CONTINUED)

Region/State	# of Hotels	Occupancy Q4 2015	Occupancy Q4 2014	Occupancy % Change	Average Daily Rate Q4 2015	Average Daily Rate Q4 2014	Average Daily Rate % Change	RevPAR Q4 2015	RevPAR Q4 2014	RevPAR % Change	% of Adjusted Hotel EBITDA Q4 2015
Pacific											
Alaska	1	71.5%	81.7%	(12.5)%	$160.84	$156.13	3.0%	$115.00	$127.55	(9.8)%	1.0%
California	23	78.6%	73.6%	6.8%	$140.50	$128.75	9.1%	$110.40	$94.76	16.5%	18.2%
Washington	4	71.3%	79.5%	(10.3)%	$155.60	$150.97	3.1%	$110.90	$119.98	(7.6)%	3.7%
Pacific Total	28	77.2%	74.9%	3.1%	$143.41	$133.76	7.2%	$110.67	$100.15	10.5%	22.9%
South Atlantic											
Florida	16	79.8%	81.5%	(2.0)%	$123.79	$118.14	4.8%	$98.81	$96.26	2.6%	9.3%
Georgia	5	69.4%	68.2%	1.7%	$104.40	$100.04	4.4%	$72.44	$68.25	6.1%	1.4%
Maryland	2	67.1%	65.1%	3.1%	$127.74	$123.83	3.2%	$85.71	$80.59	6.4%	1.0%
North Carolina	9	69.0%	69.9%	(1.3)%	$104.77	$102.03	2.7%	$72.29	$71.31	1.4%	3.4%
South Carolina	3	75.2%	66.8%	12.5%	$109.46	$104.32	4.9%	$82.29	$69.69	18.1%	1.2%
Virginia	14	66.1%	62.9%	5.2%	$121.39	$112.67	7.7%	$80.28	$70.86	13.3%	8.6%
South Atlantic Total	49	71.7%	70.9%	1.2%	$117.92	$111.97	5.3%	$84.58	$79.34	6.6%	24.9%
West North Central											
Kansas	4	68.5%	68.1%	0.6%	$107.34	$104.76	2.5%	$73.49	$71.29	3.1%	1.1%
Minnesota	1	66.8%	68.8%	(2.9)%	$100.07	$100.88	(0.8)%	$66.81	$69.38	(3.7)%	0.2%
Missouri	4	69.7%	72.1%	(3.3)%	$128.53	$125.87	2.1%	$89.57	$90.70	(1.2)%	2.3%
Nebraska	1	67.1%	68.2%	(1.7)%	$125.92	$111.74	12.7%	$84.46	$76.25	10.8%	0.8%
West North Central Total	10	68.6%	69.9%	(1.8)%	$118.45	$114.68	3.3%	$81.28	$80.12	1.5%	4.4%
West South Central											
Arkansas	4	63.5%	59.9%	6.0%	$114.24	$111.03	2.9%	$72.55	$66.56	9.0%	1.3%
Louisiana	4	71.0%	75.7%	(6.2)%	$134.13	$127.84	4.9%	$95.26	$96.81	(1.6)%	2.7%
Oklahoma	1	72.8%	65.0%	12.0%	$138.55	$164.25	(15.7)%	$100.84	$106.74	(5.5)%	1.2%
Texas	28	71.1%	72.0%	(1.3)%	$119.50	$116.58	2.5%	$84.93	$83.95	1.2%	14.1%
West South Central Total	37	70.5%	71.1%	(0.8)%	$121.67	$119.47	1.8%	$85.74	$84.91	1.0%	19.3%
Total Portfolio	179	71.9%	71.0%	1.3%	$127.12	$121.59	4.5%	$91.43	$86.30	5.9%	100.0%

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of December 31, 2015. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on STR, Inc. census region designation.

COMPARABLE HOTELS OPERATING METRICS BY REGION YEAR ENDED DECEMBER 31
(Unaudited)

Region/State	# of Hotels	Occupancy YTD 2015	Occupancy YTD 2014	Occupancy % Change	Average Daily Rate YTD 2015	Average Daily Rate YTD 2014	Average Daily Rate % Change	RevPAR YTD 2015	RevPAR YTD 2014	RevPAR % Change	% of Adjusted Hotel EBITDA YTD 2015
East North Central											
Illinois	4	74.7%	73.8%	1.2%	$132.16	$124.39	6.2%	$98.66	$91.76	7.5%	2.8%
Indiana	2	76.3%	74.5%	2.4%	$116.59	$102.77	13.4%	$88.96	$76.56	16.2%	1.0%
Michigan	1	76.0%	74.6%	1.9%	$127.68	$120.26	6.2%	$97.02	$89.70	8.2%	0.7%
Ohio	1	67.3%	71.5%	(5.9)%	$122.74	$119.59	2.6%	$82.56	$85.50	(3.4)%	0.5%
East North Central Total	8	74.2%	73.7%	0.7%	$127.13	$118.68	7.1%	$94.39	$87.52	7.8%	5.0%
East South Central											
Alabama	10	73.1%	71.5%	2.1%	$108.26	$105.22	2.9%	$79.11	$75.29	5.1%	3.1%
Mississippi	2	77.1%	77.9%	(1.1)%	$108.77	$108.31	0.4%	$83.82	$84.41	(0.7)%	0.6%
Tennessee	6	84.1%	83.3%	0.9%	$145.66	$139.37	4.5%	$122.51	$116.15	5.5%	4.4%
East South Central Total	18	77.7%	76.7%	1.3%	$123.94	$119.84	3.4%	$96.30	$91.91	4.8%	8.1%
Middle Atlantic											
New Jersey	5	77.8%	73.7%	5.7%	$134.30	$133.41	0.7%	$104.54	$98.27	6.4%	2.6%
New York	4	80.8%	80.8%	0.1%	$202.31	$197.65	2.4%	$163.57	$159.68	2.4%	2.2%
Pennsylvania	3	69.1%	68.3%	1.1%	$142.97	$141.32	1.2%	$98.74	$96.55	2.3%	1.8%
Middle Atlantic Total	12	76.7%	74.8%	2.5%	$161.32	$159.46	1.2%	$123.74	$119.30	3.7%	6.6%
Mountain											
Arizona	7	67.6%	65.9%	2.6%	$104.16	$97.15	7.2%	$70.41	$64.00	10.0%	2.5%
Colorado	2	83.8%	79.7%	5.1%	$127.62	$121.85	4.7%	$106.92	$97.15	10.1%	1.3%
Idaho	2	76.1%	72.5%	5.0%	$116.07	$106.18	9.3%	$88.31	$76.95	14.8%	1.7%
Utah	2	74.9%	79.1%	(5.4)%	$104.41	$98.03	6.5%	$78.17	$77.55	0.8%	0.8%
Mountain Total	13	72.7%	71.0%	2.3%	$110.60	$103.05	7.3%	$80.38	$73.21	9.8%	6.3%
New England											
Massachusetts	4	77.4%	78.7%	(1.7)%	$125.48	$115.48	8.7%	$97.11	$90.89	6.8%	1.9%
New England Total	4	77.4%	78.7%	(1.7)%	$125.48	$115.48	8.7%	$97.11	$90.89	6.8%	1.9%

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of December 31, 2015. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on STR, Inc. census region designation.

COMPARABLE HOTELS OPERATING METRICS BY REGION YEAR ENDED DECEMBER 31
(Unaudited) (CONTINUED)

Region/State	# of Hotels	Occupancy YTD 2015	Occupancy YTD 2014	Occupancy % Change	Average Daily Rate YTD 2015	Average Daily Rate YTD 2014	Average Daily Rate % Change	RevPAR YTD 2015	RevPAR YTD 2014	RevPAR % Change	% of Adjusted Hotel EBITDA YTD 2015
Pacific											
Alaska	1	83.4%	88.1%	(5.4)%	$205.92	$192.91	6.7%	$171.73	$170.02	1.0%	1.4%
California	23	82.9%	80.3%	3.2%	$143.10	$133.35	7.3%	$118.67	$107.11	10.8%	16.9%
Washington	4	83.2%	83.7%	(0.6)%	$174.87	$164.79	6.1%	$145.47	$137.93	5.5%	4.8%
Pacific Total	28	83.0%	81.2%	2.2%	$150.76	$141.30	6.7%	$125.11	$114.73	9.0%	23.1%
South Atlantic											
Florida	16	83.9%	81.8%	2.5%	$127.97	$120.44	6.3%	$107.33	$98.51	9.0%	9.1%
Georgia	5	74.1%	73.1%	1.4%	$104.28	$100.39	3.9%	$77.27	$73.34	5.4%	1.4%
Maryland	2	69.5%	72.0%	(3.4)%	$128.20	$124.99	2.6%	$89.09	$89.93	(0.9)%	0.8%
North Carolina	9	75.1%	74.6%	0.7%	$113.05	$108.75	4.0%	$84.90	$81.14	4.6%	3.9%
South Carolina	3	79.3%	76.2%	4.1%	$114.06	$107.88	5.7%	$90.40	$82.16	10.0%	1.2%
Virginia	14	72.4%	71.5%	1.3%	$131.42	$122.26	7.5%	$95.15	$87.41	8.9%	9.4%
South Atlantic Total	49	76.9%	75.8%	1.4%	$124.24	$117.02	6.2%	$95.52	$88.71	7.7%	25.8%
West North Central											
Kansas	4	73.3%	70.5%	4.1%	$106.48	$105.20	1.2%	$78.07	$74.13	5.3%	1.0%
Minnesota	1	70.8%	72.3%	(2.1)%	$103.50	$100.82	2.7%	$73.24	$72.85	0.5%	0.3%
Missouri	4	78.5%	79.7%	(1.5)%	$133.57	$127.98	4.4%	$104.90	$102.02	2.8%	2.5%
Nebraska	1	74.4%	72.5%	2.6%	$134.74	$128.69	4.7%	$100.22	$93.27	7.4%	0.9%
West North Central Total	10	75.5%	74.9%	0.8%	$122.24	$118.41	3.2%	$92.24	$88.67	4.0%	4.7%
West South Central											
Arkansas	4	69.5%	65.8%	5.7%	$115.95	$107.69	7.7%	$80.60	$70.84	13.8%	1.5%
Louisiana	4	77.0%	76.6%	0.6%	$128.94	$125.05	3.1%	$99.30	$95.74	3.7%	2.5%
Oklahoma	1	78.3%	75.8%	3.4%	$146.93	$167.16	(12.1)%	$115.10	$126.68	(9.1)%	1.2%
Texas	28	75.9%	75.6%	0.4%	$120.80	$117.09	3.2%	$91.72	$88.58	3.5%	13.3%
West South Central Total	37	75.6%	74.9%	0.9%	$122.56	$119.52	2.5%	$92.64	$89.51	3.5%	18.5%
Total Portfolio	179	77.2%	76.1%	1.4%	$130.33	$124.13	5.0%	$100.59	$94.41	6.5%	100.0%

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of December 31, 2015. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.

State categorization is based on STR, Inc. census region designation.

APPLE HOSPITALITY REIT

COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE THREE MONTHS ENDED DECEMBER 31
(Unaudited)

Chain Scale	# of Hotels	Occupancy Q4 2015	Occupancy Q4 2014	Occupancy % Change	Average Daily Rate Q4 2015	Average Daily Rate Q4 2014	Average Daily Rate % Change	RevPAR Q4 2015	RevPAR Q4 2014	RevPAR % Change	% of Adjusted Hotel EBITDA Q4 2015
Upscale											
Courtyard	34	69.3%	67.2%	3.1%	$126.68	$120.45	5.2%	$87.74	$80.88	8.5%	20.6%
Hilton Garden Inn	30	70.0%	70.1%	(0.2)%	$125.87	$120.71	4.3%	$88.07	$84.60	4.1%	17.5%
Homewood Suites	23	77.7%	75.2%	3.2%	$132.36	$126.32	4.8%	$102.80	$95.04	8.2%	12.2%
Residence Inn	27	74.7%	74.5%	0.4%	$133.88	$126.98	5.4%	$100.05	$94.56	5.8%	15.8%
SpringHill Suites	15	72.0%	71.2%	1.1%	$110.36	$99.92	10.5%	$79.42	$71.13	11.7%	7.2%
Total	129	72.1%	71.0%	1.6%	$126.79	$120.37	5.3%	$91.43	$85.47	7.0%	73.3%
Upper Midscale											
Fairfield Inn & Suites/Fairfield Inn	7	74.3%	75.2%	(1.1)%	$102.99	$97.38	5.8%	$76.57	$73.23	4.6%	2.7%
Hampton Inn & Suites/Hampton Inn	26	73.0%	71.7%	1.8%	$122.87	$119.63	2.7%	$89.73	$85.79	4.6%	13.2%
Home2 Suites	2	78.6%	81.6%	(3.7)%	$132.45	$128.97	2.7%	$104.10	$105.26	(1.1)%	1.5%
TownePlace Suites	8	66.2%	66.6%	(0.7)%	$88.08	$87.20	1.0%	$58.27	$58.11	0.3%	1.8%
Total	43	72.4%	71.9%	0.6%	$114.87	$111.44	3.1%	$83.17	$80.17	3.7%	19.2%
Upper Upscale											
Embassy Suites	2	68.0%	78.4%	(13.2)%	$146.33	$138.84	5.4%	$99.55	$108.86	(8.5)%	1.4%
Hilton	1	79.4%	76.2%	4.1%	$165.67	$162.21	2.1%	$131.50	$123.68	6.3%	1.7%
Marriott	3	61.0%	57.5%	6.0%	$134.60	$131.85	2.1%	$82.12	$75.86	8.3%	3.9%
Renaissance	1	88.5%	82.9%	6.8%	$313.85	$326.09	(3.8)%	$277.74	$270.18	2.8%	0.5%
Total	7	68.6%	67.6%	1.4%	$171.89	$168.93	1.7%	$117.83	$114.18	3.2%	7.5%
Total Portfolio	179	71.9%	71.0%	1.3%	$127.12	$121.59	4.5%	$91.43	$86.30	5.9%	100.0%

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of December 31, 2015. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
Brand categorization is based on STR, Inc. chain scale designation.

COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE YEAR ENDED DECEMBER 31
(Unaudited) (CONTINUED)

Chain Scale		Occupancy			Average Daily Rate			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change	YTD 2015
Upscale											
Courtyard	34	73.5%	72.8%	1.0%	$135.86	$128.69	5.6%	$99.92	$93.75	6.6%	21.7%
Hilton Garden Inn	30	76.9%	76.1%	1.1%	$127.20	$120.99	5.1%	$97.77	$92.02	6.2%	17.7%
Homewood Suites	23	81.9%	78.8%	4.0%	$132.66	$126.74	4.7%	$108.69	$99.87	8.8%	11.6%
Residence Inn	27	80.6%	79.4%	1.6%	$137.74	$130.84	5.3%	$111.02	$103.83	6.9%	16.1%
SpringHill Suites	15	76.3%	75.3%	1.3%	$109.23	$99.85	9.4%	$83.36	$75.21	10.8%	6.4%
Total	129	77.3%	76.1%	1.6%	$130.41	$123.51	5.6%	$100.85	$93.99	7.3%	73.5%
Upper Midscale											
Fairfield Inn & Suites/Fairfield Inn	7	77.9%	77.5%	0.6%	$106.62	$99.15	7.5%	$83.07	$76.81	8.1%	2.7%
Hampton Inn & Suites/Hampton Inn	26	78.6%	76.9%	2.2%	$126.60	$122.63	3.2%	$99.48	$94.31	5.5%	13.4%
Home2 Suites	2	86.3%	88.0%	(2.0)%	$134.04	$125.15	7.1%	$115.62	$110.15	5.0%	1.6%
TownePlace Suites	8	72.5%	71.3%	1.6%	$92.23	$90.29	2.1%	$66.84	$64.40	3.8%	2.1%
Total	43	77.8%	76.6%	1.6%	$118.54	$113.99	4.0%	$92.28	$87.35	5.6%	19.8%
Upper Upscale											
Embassy Suites	2	80.4%	83.3%	(3.4)%	$172.78	$162.13	6.6%	$138.99	$135.00	3.0%	1.9%
Hilton	1	77.6%	78.4%	(1.1)%	$165.80	$156.75	5.8%	$128.59	$122.94	4.6%	1.4%
Marriott	3	66.8%	66.3%	0.8%	$135.08	$131.24	2.9%	$90.19	$86.97	3.7%	3.1%
Renaissance	1	86.3%	85.2%	1.2%	$276.66	$280.87	(1.5)%	$238.72	$239.40	(0.3)%	0.3%
Total	7	73.5%	73.8%	(0.4)%	$169.30	$164.24	3.1%	$124.49	$121.23	2.7%	6.7%
Total Portfolio	179	77.2%	76.1%	1.4%	$130.33	$124.13	5.0%	$100.59	$94.41	6.5%	100.0%

Note: Comparable Hotels is defined as the 179 hotels owned by the Company as of December 31, 2015. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
Brand categorization is based on STR, Inc. chain scale designation.

MANAGEMENT COMPANIES

TOP 10 APPLE HOSPITALITY OPERATORS

Rank	Company Name	Total # of Properties (1)	% of Apple Hospitality Portfolio (2)	Apple Hospitality's % of Operator's Portfolio (3)
1	LBA	29	16%	61%
2	Dimension	24	13%	44%
3	White Lodging	21	12%	18%
4	Western	15	8%	47%
5	Marriott	10	6%	2%
6	Raymond	9	5%	44%
7	Crestline	9	5%	8%
8	Inn Ventures	8	4%	23%
9	Vista Host	8	4%	32%
10	McKibbon	8	4%	20%

100% of Apple Hospitality's portfolio operated by 3rd party property managers

93% independent of brand management[2]

20 operating companies provide a platform for comparative analytics and shared best practices

25% of operators' portfolios represented by Apple Hospitality on average[4]

Scale within our management companies' portfolios provides for substantial influence

(1) Number of properties managed for Apple Hospitality as of December 31, 2015.
(2) Calculated based on number of hotels.
(3) Calculated based on number of hotels; Apple Hospitality's representation also includes the 55 hotels owned by Apple REIT Ten, Inc.
(4) Calculated based on hotels owned by Apple Hospitality and Apple REIT Ten, Inc. and excludes brand management representation percentages.

DEFINITIONS

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations ("FFO"); Modified FFO ("MFFO"); Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Adjusted EBITDA ("Adjusted EBITDA"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company's results between periods and with other REITs.

EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes and depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the Company's indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion of certain additional items from EBITDA useful, including (i) the exclusion of the non-cash Series B convertible preferred share conversion expense, transaction and listing costs, gains or losses from sales of real estate, and the loss on impairment of depreciable real estate assets as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.

The Company considers excluding the effect of corporate-level expenses (Adjusted Hotel EBITDA) as a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information about the ongoing operational performance of the Company's hotels and the effectiveness of the operators of the hotels.

DEFINITIONS (CONTINUED)

FFO and MFFO

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company's operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition, even though FFO does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO for certain additional items that are not in NAREIT's definition of FFO, including: (i) the exclusion of the non-cash Series B convertible preferred share conversion expense and transaction and listing costs as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

Comparable Hotels

The Company defines "Comparable Hotels" metrics as results generated by the 179 hotels owned as of the end of December 2015. For the hotels acquired during the periods noted, the Company has included, as applicable, results of these hotels for periods prior to the Company's ownership and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.

Common Shares

On May 18, 2015, the Company implemented a 50% reverse share split which is reflected in share or per share amounts in this presentation.

TRADEMARK INFORMATION

"Courtyard by Marriott®," "Fairfield Inn by Marriott®," "Fairfield Inn & Suites by Marriott®," "Marriott® Hotels," "Renaissance® Hotels," "Residence Inn by Marriott®," "SpringHill Suites by Marriott®," and "TownePlace Suites by Marriott®" are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to the hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites by Hilton®," "Hampton Inn by Hilton®," "Hampton Inn & Suites by Hilton®," "Hilton®," "Hilton Garden Inn®," "Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to "Hilton®" mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

CONTACT INFORMATION

814 East Main Street
Richmond, VA 23219

(804) 344-8121

www.applehospitalityreit.com